UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 28, 2014

EQUITY RESIDENTIAL
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252		13-3675988
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

Two North Riverside Plaza Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (312) 474-1300

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 28, 2014, Equity Residential issued a press release announcing its results of operations and financial condition as of September 30, 2014 and for the nine months and quarter then ended. The press release is furnished as Exhibit 99.1. The information contained in this Item 2.02 on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Equity Residential under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated October 28, 2014, announcing the results of operations and financial condition of Equity Residential as of September 30, 2014 and for the nine months and quarter then ended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date:	October 28, 2014	By:	/s/ Ian S. Kaufman

		Name:	Ian S. Kaufman

		Its:	Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release dated October 28, 2014, announcing the results of operations and financial condition of Equity Residential as of September 30, 2014 and for the nine months and quarter then ended.